SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                 FORM 8-K/A

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                              October 4, 1999
                     (Date of earliest event reported)


                            CLASSIC CABLE, INC.
           (Exact Name of Registrant as Specified in its Charter)


              Delaware           333-86541           74-2750981
          (State or Other       (Commission        (IRS Employer
          Jurisdiction of       File Number)       Identification
           Incorporation)                             Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                        CLASSIC CABLE HOLDING, INC.
           (Exact Name of Registrant as Specified in its Charter)


              Delaware           333-86541-04        74-2807609
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of        File Number)      Identification
           Incorporation)                              Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                            PONCA HOLDINGS, INC.
           (Exact Name of Registrant as Specified in its Charter)


              Delaware           333-86541-05        76-0337883
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of        File Number)      Identification
           Incorporation)                              Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                          CLASSIC TELEPHONE, INC.
           (Exact Name of Registrant as Specified in its Charter)


              Delaware           333-86541-06        75-2590205
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of         File Number)     Identification
           Incorporation)                              Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                       UNIVERSAL CABLE HOLDINGS, INC.
           (Exact Name of Registrant as Specified in its Charter)


              Delaware           333-86541-01        75-2077867
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of        File Number)      Identification
           Incorporation)                              Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                    UNIVERSAL CABLE COMMUNICATIONS, INC.
           (Exact Name of Registrant as Specified in its Charter)


              Delaware           333-86541-07        84-0913858
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of        File Number)      Identification
           Incorporation)                              Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                  UNIVERSAL CABLE OF BEAVER OKLAHOMA, INC.
           (Exact Name of Registrant as Specified in its Charter)


              Delaware           333-86541-08        75-2243788
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of        File Number)      Identification
           Incorporation)                              Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                       UNIVERSAL CABLE MIDWEST, INC.
           (Exact Name of Registrant as Specified in its Charter)


              Delaware           333-86541-03        75-2205815
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of        File Number)      Identification
           Incorporation)                              Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                         WT ACQUISITION CORPORATION
           (Exact Name of Registrant as Specified in its Charter)


              Delaware           333-86541-09        74-2644608
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of        File Number)      Identification
          Incorporation)                               Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                         W.K. COMMUNICATIONS, INC.
           (Exact Name of Registrant as Specified in its Charter)


              Kansas             333-86541-02        48-1037491
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of        File Number)      Identification
           Incorporation)                              Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                        TELEVISION ENTERPRISES, INC.
           (Exact Name of Registrant as Specified in its Charter)


              Texas              333-86541-10        74-1532349
           (State or Other       (Commission       (IRS Employer
           Jurisdiction of       File Number)      Identification
            Incorporation)                             Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                      BLACK CREEK COMMUNICATIONS, L.P.
           (Exact Name of Registrant as Specified in its Charter)


              Delaware           333-86541-11        74-2881867
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of        File Number)      Identification
           Incorporation)                              Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                       BLACK CREEK MANAGEMENT, L.L.C.
           (Exact Name of Registrant as Specified in its Charter)


              Delaware           333-86541-12        74-2881870
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of        File Number)      Identification
          Incorporation)                               Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                             BUFORD GROUP, INC.
           (Exact Name of Registrant as Specified in its Charter)


              Texas              333-86541-13        75-1988843
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of        File Number)      Identification
           Incorporation)                              Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                      FRIENDSHIP CABLE OF TEXAS, INC.
           (Exact Name of Registrant as Specified in its Charter)


              Texas              333-86541-17        75-2237583
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of        File Number)      Identification
           Incorporation)                               Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                          BUFORD TELEVISION, INC.
           (Exact Name of Registrant as Specified in its Charter)


              Texas              333-86541-14        75-1020533
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of        File Number)      Identification
           Incorporation)                              Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                        CORRECTIONAL CABLE TV, INC.
           (Exact Name of Registrant as Specified in its Charter)


              Texas              333-86541-15        75-2443515
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of        File Number)      Identification
           Incorporation)                              Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                              CALLCOM 24, INC.
           (Exact Name of Registrant as Specified in its Charter)


              Texas              333-86541-16        75-2774129
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of        File Number)      Identification
           Incorporation)                              Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                    BUFORD TELEVISION INC. OF FORT SMITH
           (Exact Name of Registrant as Specified in its Charter)


              Arkansas           333-86541-18        71-0441918
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of        File Number)      Identification
           Incorporation)                              Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



                     FRIENDSHIP CABLE OF ARKANSAS, INC.
           (Exact Name of Registrant as Specified in its Charter)


              Texas              333-86541-19        71-0634055
          (State or Other        (Commission       (IRS Employer
          Jurisdiction of        File Number)      Identification
           Incorporation)                               Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



 Item 4.   Change in Registrant's Certifying Accountant

           On October 4, 1999, management of Classic Cable, Inc. (the "Company") dismissed Ernst & Young LLP and engaged PricewaterhouseCoopers LLP as its independent public accountants to audit its financial statements and the financial statements of the subsidiaries of the Company formerly audited by Ernst & Young LLP which have guaranteed the Company's 9-7/8% Senior Subordinated Notes due 2008 and 9-3/8% Senior Subordinated Notes due 2009.

           The Company believes, and has been advised by Ernst & Young LLP that it concurs with such belief, that, for the years ended December 31, 1997 and December 31, 1998, and for the six-month period ended June 30, 1999, the Company and Ernst & Young LLP did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference in connection with its report on the Company's financial statements to the subject matter of the disagreement.

           The report of Ernst & Young LLP on the Company's financial statements for the years ended December 31, 1997 and December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During that period, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933.

           The Company has requested that Ernst & Young LLP furnish a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young LLP agrees with the above statements. A copy of that letter is attached as Exhibit 16 to this Form 8-K.

 Item 7.   Exhibits

           16.  Letter from Ernst & Young LLP.



                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CLASSIC CABLE, INC.


 Dated: November 5, 1999       By: /s/ Mark Rowe
                                  -----------------------------------------
                               Name:   Mark Rowe
                               Title:  Corporate Controller


                               CLASSIC CABLE HOLDING, INC.


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               PONCA HOLDINGS, INC.


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               CLASSIC TELEPHONE, INC.


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               UNIVERSAL CABLE HOLDINGS, INC.


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               UNIVERSAL CABLE COMMUNICATIONS, INC.


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               UNIVERSAL CABLE OF BEAVER OKLAHOMA, INC.


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               UNIVERSAL CABLE MIDWEST, INC.


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               WT ACQUISITION CORPORATION


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               W.K. COMMUNICATIONS, INC.


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               TELEVISION ENTERPRISES, INC.


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               BLACK CREEK COMMUNICATIONS, L.P.


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               BLACK CREEK MANAGEMENT, L.L.C.


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               BUFORD GROUP, INC.


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               FRIENDSHIP CABLE OF TEXAS, INC.


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               BUFORD TELEVISION, INC.


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               CORRECTIONAL CABLE TV, INC.


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               CALLCOM 24, INC.


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               BUFORD TELEVISION INC. OF FORT SMITH


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               FRIENDSHIP CABLE OF ARKANSAS, INC.


 Dated: November 5, 1999       By: /s/ J. Merritt Belisle
                                  -----------------------------------------
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer




                               EXHIBIT INDEX

 Exhibit
 Number                        Description
 -------                       -----------
 16.                           Letter from Ernst & Young LLP.